068 P3 09/21

[Franklin Templeton Logo]

SUPPLEMENTDATED SEPTEMBER 17, 2021

TO THE PROSPECTUS DATED OCTOBER 1, 2020
OF

FRANKLIN K2 ALTERNATIVE STRATEGIES FUND

(Franklin Alternative Strategies Funds)

The Prospectus is amended as follows:

I.         The last sentence of the first paragraph under the section "Fund Summary-Principal

Investment Strategies" on page 4 is replaced with the following:

The Investment Manager principally allocates the Fund’s assets among multiple sub-advisors who are implementing one or more non-traditional or alternative investment strategies (“Sub-Advisors”). The Sub-Advisors, from time to time, may include sub-advisors that are unaffiliated and affiliated with K2 Advisors.

II.       The following is added immediately after the first sentence of the second paragraph under the section "Fund Details-Principal Investment Policies and Practices" on page 16:

The sub-advisors may, from time to time, include sub-advisors that are unaffiliated and affiliated with K2 Advisors (Sub-Advisors).

III.               For the "Fund Details-Management" section, the following information is inserted into the table on page 41:

Name of Sub-Advisor	Strategy	Address of Sub-Advisor
Benefit Street Partners L.L.C.	Relative Value	9 West 57th Street, Suite 4920, New York, New York 10019

Please keep this supplement for future reference.

068 SA1 09/21

[Franklin Templeton Logo]

SUPPLEMENT DATED SEPTEMBER 17, 2021
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 1, 2020
 OF
FRANKLIN K2 ALTERNATIVE STRATEGIES FUND
(Franklin Alternative Strategies Funds)

The Statement of Additional Information is amended as follows:

I.      The last sentence of the first paragraph under the section "Goal, Strategies and Risks- Additional Strategies" on page 3 is replaced with the following:

The Fund’s investment manager, K2/D&S Management Co., L.L.C. (K2 Advisors), allocates the Fund’s assets among multiple sub-advisors who will implement one or more non-traditional or alternative investment strategies (Sub-Advisors). The Sub-Advisors, from time to time, may include sub-advisors that are unaffiliated and affiliated with K2 Advisors.

II.      For the "Management and Other Services-Sub-Advisors" section, the following paragraph is inserted in the section beginning on page 67:

Benefit Street Partners L.L.C. (BSP), 9 West 57th Street, Suite 4920, New York, New York 10019, serves as a sub-adviser to a portion of the Fund's portfolio. BSP is a direct, wholly owned subsidiary of Franklin Resources, Inc., a publicly traded company.

III.       The following proxy voting policy for Benefit Street Partners L.L.C. is inserted to "Appendix A":

Benefit Street Partners L.L.C.

I.              PROXY VOTING AND OTHER VOTING OR CONSENT/ACTION POLICIES ANDPROCEDURES

A.            Introduction/GeneralPrinciples

In accordance with the Firm’s fiduciary duty to vote proxies and consents and otherwise make determinations in the best interests of the Firm’s Clients, including but not limited to Rule 206(4)-6 under the Advisers Act, the overriding principle of the Firm’s proxy and/or other voting (and similar actions and determinations) is to maximize the financial interests of its Clients. For avoidance of doubt, these Proxy Voting and Other Voting or Consent/Action Policies and Procedures applies to any proxy and any other shareholder or beneficial owner vote, consent, action or similar determination, including a vote, consent or action with respect to a private company that does not involve a public proxy and certain consents or other actions relating to debt or other instruments, such as waivers of covenant breaches or amendments to governing documents (all of which are referred to herein as “Voting, Consent and/or Action Matters”).

It is the policy of the Firm in Voting, Consent and/or Action Matters to consider and vote or otherwise act with respect to each proposal with the objective of maximizing investment returns for Clients on a Client-by-Client basis. These guidelines address a broad range of issues, including, for example, board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting, consent and action parameters on issues that arise most frequently. The Firm may, however, vote, consent and/or act in a manner that is contrary to the following general guidelines if it believesthat it would be in Clients’ best interest to do so, and the Firm makes such determination on a Client-by-Client basis.

The Chief Compliance Officer has the responsibility to administer these Proxy Votingand Other Voting or Consent/Action Policies and Procedures and to monitor Voting, Consent and/or Action Matters for any conflicts of interest, regardless of whether they are actualor perceived. For example, the Firm or its Supervised Persons may take positions outsideof the Clients through one or more proprietary accounts or funds or personal accounts and, therefore, situations may arise where there would be a conflict between maximizing investment returns for one or more Clients and the Firm’s or a Supervised Person’s interests. In addition, Clients may invest in different layers of the capital structure of a portfolio company, issuer or borrower (for example, a certain Client (i) may own debt of a portfolio company,issuer or borrowerwhile another Clientmay own equity in the same portfolio company, issuer or borrower, (ii) may own debt of a portfolio company, issuer or borrower while another Client may own a different tranche or other class or issue of debt of the same portfolio company, issuer or borrower, and/or (iii) may own equity of a portfolio company, issueror borrower while another Client may own a different equity security of the same portfolio company, issuer or borrower). Furthermore, a Client may participate in debt originated to finance the acquisition by other Clients of an equity or other interest in an issuer or borrower. To the extent a work out, reorganization or other major corporate event occurs with respect to any such portfolio company, issuer or borrower, conflicts may exist between or among the Clients invested in such portfolio company, issuer or borrower.

All Voting, Consent and/or Action Matters will require a mandatory conflicts of interest review by the Chief Compliance Officerin accordance with these Proxy Voting and Other Voting or Consent/Action Policies and Procedures, which will include consideration of whether (i) the Firm, (ii) any investment professional or other person withinthe Firm recommending how to vote, (iii) only one Clientor multiple Clientsof the Firm, and/or (iv) the Firm’saffiliates and theirclients has an interestin the Voting, Consent and/or Action Mattersthat may presenta conflict of interest. As noted above, in all such cases,maximizing investment returnsfor Clients on a Client-by-Client basis is paramount. As such, the Firm may cast different votes or consents or otherwise act in a different manner on behalf of different Clients with respect to the same portfolio company, issuer or borrower.

The Portfolio Manager responsible for any Voting, Consent and/or Action Matter will be responsible for notifying the Chief Compliance Officer in advance of any vote, consent and/or action in a timely manner and must receive advance approval from the Chief Compliance Officer before voting, consenting and/or acting with respect to any such Voting, Consent and/or Action Matter. If at any time any investment professional becomes aware of any potential or actual conflict of interest or perceived conflictof interest regardingany particular Voting,Consent and/or Action Matter, he or she should contact the Chief Compliance Officer. If any investment professional is pressured or lobbied either from within or outside of the Firm with respect to any particular Voting, Consent and/or Action Matters, he or she should contact the Chief Compliance Officer.

If the Chief Compliance Officer determines that an actual or perceived conflict of interest may exist, he shall notify the Chief Operating Officer who will review and evaluate the Voting, Consent and/or Action Matters proposal and the circumstances surrounding the conflict to determine the vote, consent or action, which will be in the best interestof the Clients, in each case on a Client-by-Client basis. In addition, wherethe Chief Operating Officer deems appropriate, the Firm may utilize (i) separate deal teams, separate outside counsel and other information barriers, internal screens and ethical walls to protect the interests of each Client and (ii) unaffiliated third parties (including without limitation advisory committees and/or independent directors) to help resolve conflicts and/or approve of the Voting, Consent and/or Action Matter. Subject to the organizational and offerings documents of any given Client,the Chief Operating Officer shall have the power to retain independent fiduciaries, consultants, or professionals to assist with Voting, Consent and/or Action Matters and/or to delegate voting, consent or action powers to such fiduciaries, consultants or professionals.

If the Chief Compliance Officer determines that an actual or perceived conflict of interest may exist between maximizing investment returns for one or more Clients and the Firm’s or a Supervised Person’s interests, the Firm or its Supervised Persons will vote, consent or act with respect to securities or other instruments held in a proprietary account or fund or in a personal account in the best interests of the Clients on a Client-by-Client basis or otherwise abstain from voting, consenting or acting in a manner that is contrary to the best interests of the Clients on a Client-by-Client basis with respect to such securities or other instruments.

In addition, the Firm will maintain all Voting, Consent and/or Action Matters records as described further below. The Firm’s Proxy Voting and Other Voting or Consent/Action Policies and Procedures will be reviewed and, as necessary, updated periodically by the Chief Compliance Officer to address new or revised voting, consent or action issues.

Please note that although the Voting, Consent and/or Action Matters process (particularly with respect to proxy voting) is well established in the U.S., Voting, Consentand/or Action Matters with respect to foreign companies may involve a number of logistical problems that have a detrimental effect on the Firm’s ability to vote, consent or act. The logistical problems include language barriers, untimely or inadequate notice of shareholder meetings, restrictions on a foreigner’s ability to exercise votes, and requirements to vote, consent or act in person. Such Voting, Consent and/or Action Matters are handled on a best-efforts basis given the above logistical problems.

The Firm will make copies of these Proxy Voting and Other Voting or Consent/Action Policies and Procedures available upon request to Clients and, when the Client is a Fund, to the investors in that Fund.

Supervised Persons who receive a Voting, Consent and/or Action Matters proposal will consult with the Portfolio Manager responsible for the investment in the security or other instrument to which the Voting, Consent and/or Action Matters proposal relates or as otherwise directed by the Chief Compliance Officer. The Portfolio Manager is responsible for making sure the Voting, Consent and/or Action Matters is acted upon in a timely manner (including without limitation an affirmative decision to abstain from voting, consenting or acting). The Portfolio Manager is not required to vote, consent or act with respect to a Voting, Consent and/or Action Matter if the cost of voting, consenting or acting due to special translation, delivery or other facts and circumstances would outweigh the benefit of voting, consenting or acting for one or more Clients. The Portfolio Manager is also not requiredto vote, consentor act with respect to a Voting, Consent and/or Action Matter if the Portfolio Manager believes the proposal is not adverse to the best interestof any Clients, or, if adverse, the outcome of the Voting,Consent and/or ActionMatter is not in doubt.

Any questions with regard to voting, consenting or acting (or abstaining from voting, consenting or acting) with respect to Voting, Consent and/or Action Matters should be referred to the Chief Compliance Officer.

B.            Guidelines

The following represents a guideline for each of the principal policy issues:

1.             RoutineProposals

Routine proposals includesuch issues as the approvalof auditors, and election of directors. Generally, these proposals will be voted consistent with the recommendation of management. As a matter of policy, it is the Firm’s intention to hold corporate officers accountable for actions, either on the basis of specific actionstaken as an individual, or as part of a committee, that conflict with the goal of maximizing shareholder value.

2.             Non-RoutineProposals

Non-routine proposals include issues that could have a long-term impact on the way a corporation or other entity handles certain matters. Examples of these proposals include (a) restructuring efforts, (b) changes to the number of directors, (c) name changes, (d) mergers & acquisitions (or equivalent actions,) and (e) changes in the issuanceof common or preferred stock, stock options plans, etc. Again, these proposals will be analyzed with a goal of maximizing shareholder value and the interests of the Firm’s Clients on a Client-by-Client basis.

3.             Corporate GovernanceProposal

This category includes poison pills, golden parachutes, cumulative voting, classified boards, limitations of officer and director liabilities, etc. Generally speaking, these are issues proposed by an entrenched management looking to maximize their own best interests at the expense of shareholders at large. As such, these proposalswill usually generatenegative responses from the Firm.

4.             SocialIssues

These proposals range from divestment from geographical or industrial representation to environmental or other matters, either internal or external. The Firm will consider voting, consenting or acting for issues that have redeeming social merit that neither compromises the company’s competitive positionwithin an industry,nor adversely impactsthe goal of maximizing shareholder value and the interests of the Firm’s Clients on a Client-by-Client basis.

5.             OtherProposals

These proposals, excluding those referenced above, usually deal with subjects such as compensation, employee hiring, and corporate governance issues. These cannot be generalized other than to say that they reflect personal points of view, and typically fall into the category of micro-management, an area that the Firm tends to avoid. These proposals will be viewed in the light of voting, consenting or acting in a manner that the Firm believes maximizes shareholder/investor value and the interests of the Firm’s Clients on a Client-by-Client basis.

6.             Conflicts and Split Voting

If a PortfolioManager (or his or her designee) determines that a materialconflict may exist between a Client’s interests and the Firm’s interest or between two or more Clients’ interests, the Portfolio Manager (or his or her designee) shall inform the Chief Compliance Officer of such material conflict. The Chief Compliance Officer shall determine the appropriate course of action in consultation with the Chief Operating Officer, as described above. In addition, where the Chief Operating Officer deems appropriate, separate deal teams, separate outside counsel and other information barriers, internal screens and ethical walls, as well as unaffiliated third parties (including without limitation advisory committees and/or independent directors) may be used to help resolve conflicts and make decisions to protect the interests of each Client. The Firm or its Supervised Persons will vote, consentor act with respect to securities or other instruments held in a proprietary account or fund or in a personalaccount in the best interestsof the Clients on a Client-by-Client basisor otherwise abstainfrom voting, consenting or acting in a mannerthat is contrary to the best interests of the Clients on a Client-by-Client basis with respect to such securities or other instruments. In all such cases, maximizing investment returns for Clients on a Client-by-Client basis is paramount.

Situations may arise in which more than one Client invests in different parts of the capital structure of the same company. In those situations, two or more Clients may be invested in strategies having different investment objectives, investment styles, economic positions or portfolio managers. As a result, the Firm may cast different votes or consents or take other different actions on behalf of different Clients. In each case, the Firm will determine the vote, consent or actionthat the Firm believes is in the best interests of each Client,without regard to the interests of any other Client.

C.            Recordkeeping

In accordance with the Firm’s Record Policies, the Firm must retain copies of (i) these Proxy Voting and Other Voting or Consent/Action Policies and Procedures and all amendments thereto; (ii) Voting, Consent and/or Action Matters proposals received regarding Client securities and instruments; (iii) records of votes, consents or actions taken on behalf of Clients; (iv) records of Client requests for Voting, Consentand/or Action Mattersinformation and a copy of any written response by the Firm to any (written or oral) Client request for such information; (v) any documents prepared by the Firm that were material to making a decision on how to vote, consent or act; and (vi) records relating to Voting, Consent and/or Action Matters concerning situations with material conflicts of interest. The information should be retained by the relevant Portfolio Manager and copies sent to the Chief Compliance Officer.

Please keep this supplement for future reference.

Investment Goal

Capital appreciation with lower volatility relative to the broad equity markets.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 79 in the Fund's Prospectus and under “Buying and Selling Shares” on page 87 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A - Intermediary Sales Charge Discounts and Waivers to the Fund's prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Advisor Class shares.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[1]	1.00%	None	None	None

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class R6	Advisor Class
Management fees[1]	1.89%	1.89%	1.89%	1.89%	1.89%
Distribution and service (12b-1) fees	0.25%	1.00%	0.50%	None	None
Other expenses
Other expenses of the Fund	0.23%	0.23%	0.23%	0.15%	0.23%
Other expenses of the Subsidiary[2]	0.04%	0.04%	0.04%	0.04%	0.04%
Dividend expense and security borrowing fees for securities sold short	0.20%	0.20%	0.20%	0.20%	0.20%
Acquired fund fees and expenses[3]	0.03%	0.03%	0.03%	0.03%	0.03%
Total annual Fund operating expenses[3]	2.64%	3.39%	2.89%	2.31%	2.39%
Fee waiver and/or expense reimbursement2, [4]	-0.21%	-0.21%	-0.21%	-0.21%	-0.21%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement2, 3, [4]	2.43%	3.18%	2.68%	2.10%	2.18%

1. Management fees of the Fund have been restated to reflect current fiscal year fees as a result of a decrease in the Fund's contractual management fee rate effective on June 1, 2020. If the management fees were not restated to reflect such decrease in fees, the amounts shown above would be greater. Consequently, the Fund’s total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. The investment manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by a Cayman Islands-based company that is wholly-owned by the Fund (Subsidiary). The waiver may not be terminated and will remain in effect for as long as the investment manager’s contract with the Subsidiary is in place. Additionally, the investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding Rule 12b-1 fees; acquired fund fees and expenses; expenses related to securities sold short; and certain non-routine expenses) for each class of the Fund do not exceed 1.95% until September 30, 2021. During its term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series or classes, to reflect the extension of termination dates or to lower the fee waiver and expense limitation.

3. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

4. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares of the Fund so that transfer agency fees for that class do not exceed 0.03% until September 30, 2021. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 783	$ 1,307	$ 1,855	$ 3,345
Class C	$ 421	$ 1,022	$ 1,747	$ 3,662
Class R	$ 271	$ 875	$ 1,505	$ 3,199
Class R6	$ 213	$ 701	$ 1,216	$ 2,628
Advisor Class	$ 221	$ 725	$ 1,257	$ 2,710
If you do not sell your shares:
Class C	$ 321	$ 1,022	$ 1,747	$ 3,662

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 271.51% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment goal by allocating its assets across multiple non-traditional or “alternative” strategies, including, but not limited to, some or all of the following strategies: Long Short Equity, Relative Value, Event Driven and Global Macro, each of which is described below. The Fund is structured as a multi-manager fund (meaning the Fund's assets are managed by multiple sub-advisors) and the Fund’s investment manager, K2/D&S Management Co., L.L.C. (doing business as K2 Advisors; "K2 Advisors" or the “Investment Manager”), has overall responsibility for the Fund’s investments. The Investment Manager principally allocates the Fund’s assets among multiple sub-advisors who are implementing one or more non-traditional or alternative investment strategies (“Sub-Advisors”). The Sub-Advisors, from time to time, may include sub-advisors that are unaffiliated and affiliated with K2 Advisors.

The Fund may invest in a wide range of securities and other investments including, but not limited to: equity securities (which may include common stocks, preferred stocks and convertible securities) and debt securities (which may include bonds, notes, debentures, banker’s acceptances and commercial paper).

The Fund may invest in securities of U.S. and foreign companies of any capitalization size. Up to 15% of the Fund’s net assets may be invested in illiquid investments. In addition, the debt securities in which the Fund may invest may have variable or fixed interest rates, may be of any maturity or credit rating, and may include sovereign debt, high yield (“junk”) bonds and distressed debt securities (securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy) and securities that are in default. The Fund may engage in active and frequent trading as part of its investment strategies.

The Fund may also use derivatives for both hedging and non-hedging (investment) purposes, although no Sub-Advisor is required to hedge any of the Fund’s positions or to use derivatives. The Fund’s derivative investments may include, among other instruments: (i) futures contracts, including futures based on equity or fixed income securities and indices, interest rate/bond futures, currency futures, currency index futures, and options thereon; (ii) swaps, including equity, currency, interest rate, total return and credit default swaps and options thereon; (iii) options, including call options and put options on indices, individual securities, currencies and exchange-traded funds; and (iv) currency forward contracts. These derivatives may be used to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments. The results of such transactions may also represent, from time to time, a material component of the Fund’s investment returns. As a result of the Fund’s use of derivatives, the Fund may have economic leverage, which means the sum of the Fund’s investment exposures through its use of derivatives may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time.

The Fund may take long and/or short positions in a wide range of asset classes, including equities, fixed income, commodities and currencies, among others. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.

The Investment Manager may from time to time use derivatives to adjust the Fund's exposure to certain asset classes in a manner consistent with its conditional risk overlay strategy (CRO Strategy).

Investment Management

The Investment Manager is responsible for allocating and re-allocating the Fund’s assets among the Sub-Advisors and/or any investment funds in which the Fund may invest and for cash management. The Investment Manager’s quantitative and qualitative oversight of the Fund’s investment program aims to allocate assets among various strategies and select Sub-Advisors and/or investment funds that it believes are well-positioned to capture unique investment opportunities while preserving capital.

The Investment Manager allocates among various alternative investment strategies utilizing a top-down approach, generating the Fund's strategy weightings by taking into account market conditions, risk factors, diversification, liquidity, transparency, and availability of various Sub-Advisors and other investment options, among other things. The Investment Manager allocates the Fund’s assets to specific Sub-Advisors utilizing a bottom-up approach, selecting Sub-Advisors and their weighting within the Fund's portfolio by taking into account their correlation to various markets and to each other, risk profiles and their return expectations. From time to time, the Fund may have little or no assets allocated to any one particular strategy or Sub-Advisor in light of economic or other conditions, as determined by the Investment Manager in its sole discretion.

The Investment Manager intends to primarily allocate the Fund’s assets to Sub-Advisors that implement some or all of the following strategies:

  Long Short Equity Strategies – Long Short Equity Strategies generally seek to produce returns from investments in the equity markets by taking long and short positions in stocks and stock indices (through the use of derivatives or through a short position in an exchange-traded fund (ETF)). These strategies are generally focused on risk-adjusted returns and capitalize on the Sub-Advisor’s views and outlooks for specific equity markets, regions, sectors and securities. Examples of Long Short Equity Strategies include (i) growth focused strategies, (ii) value focused strategies, (iii) market-neutral strategies (e.g., maintaining net exposures between 20% short and 20% long), (iv) sector-focused strategies (e.g., technology, healthcare, financials) and (v) regionally or country focused strategies (e.g., U.S., Europe, Asia).
  Relative Value Strategies – Relative Value Strategies encompass a wide range of investment techniques that are intended to profit from pricing inefficiencies. These strategies generally involve taking a position in one financial instrument and taking an offsetting position in a related instrument in an attempt to profit from incremental changes in the price differential. Examples of Relative Value Strategies are: (a) credit long short strategies; (b) credit arbitrage; (c) convertible arbitrage; and (d) volatility arbitrage.
  Event Driven Strategies – Event Driven Strategies generally invest in securities of companies undergoing corporate events. These strategies are generally focused on analyzing the impact of the company-specific or transaction-specific event on security valuations. Examples of such company-specific or transaction-specific events include mergers, acquisitions, transfers of assets, tender offers, exchange offers, recapitalizations, liquidations, divestitures, spin-offs, equity restructurings and reorganizations.
  Global Macro Strategies – Global Macro Strategies generally focus on macro-economic (economy-wide developments such as changes in unemployment, national income, rate of growth, gross domestic product, inflation and price levels) opportunities across numerous markets and investments. Investments may be long or short and are based on the relative value or direction of a market, a currency, an interest rate, a commodity or any macroeconomic variable. Examples of Global Macro Strategies include discretionary (seeking to profit by tactically investing across different asset classes, markets, and investment opportunities through a combination of fundamental market analysis and quantitative modeling) and systematic (seeking to profit by utilizing quantitative models to identify investment opportunities across different asset classes and markets in order to construct a portfolio of investments) macro strategies.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Multi-Manager Approach The Fund’s performance depends on the skill of the Investment Manager in selecting, overseeing, and allocating Fund assets to the Sub-Advisors. The Sub-Advisors’ investment styles may not always be complementary. Sub-Advisors make investment decisions independently of one another, and may make decisions that conflict with each other. Moreover, the Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those securities and the overall market environment. The Sub-Advisors may underperform the market generally or underperform other investment managers that could have been selected for the Fund.

Some Sub-Advisors may have little or no experience managing the assets of a registered investment company which, unlike the private investment funds these Sub-Advisors have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.

Management and Asset Allocation The Fund is actively managed and could experience losses if the Investment Manager’s and Sub-Advisors’ judgment about markets, future volatility, interest rates, industries, sectors and regions or the attractiveness, relative values, liquidity, effectiveness or potential appreciation of particular investments made for the Fund’s portfolio prove to be incorrect. The Investment Manager’s allocation of Fund assets among different asset classes, Sub-Advisors and direct investments may not prove beneficial in light of subsequent market events. There can be no guarantee that these techniques or the Investment Manager’s and Sub-Advisors’ investment decisions will produce the desired results.

The Investment Manager and Sub-Advisors may use modeling systems to implement their investment strategies for the Fund. There is no assurance that the modeling systems are complete or accurate, or representative of future market cycles, nor will they necessarily be beneficial to the Fund even if they are accurate. They may negatively affect Fund performance and the ability of the Fund to meet its investment goal for various reasons including human judgment, inaccuracy of historical data and non-quantitative factors (such as market or trading system dysfunctions, investor fear or over-reaction).

Credit An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value.

Foreign Securities (non-U.S.) Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices - government supervision and regulation of foreign security and currency markets, trading systems and brokers may be less than in the U.S.; availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets - the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies.

Derivative Instruments The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the Investment Manager’s and Sub-Advisors' ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the Investment Manager or Sub-Advisor is not successful in using such derivative instruments, the Fund’s performance may be worse than if the Investment Manager or Sub-Advisor did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. Derivatives also may present the risk that the other party to the transaction will fail to perform. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Currency Management Strategies Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager or a Sub-Advisor expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

High-Yield Debt Securities Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Interest Rate When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Short Sales Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. This would occur if the securities lender or counterparty to a repurchase agreement required the Fund to deliver the securities the Fund had borrowed/agreed to sell at the commencement of the short sale and the Fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. Also, engaging in short sales strategies subjects the Fund to additional credit risk if a party to the short sale fails to honor its contractual terms, causing a loss to the Fund.

Event Driven Investments A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund makes an event driven investment may not be completed on the terms or within the time frame contemplated, which may result in losses to the Fund.

Convertible Securities Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because more of the security's value resides in the conversion feature) and debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Liquidity From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Investing in Underlying Funds Because the Fund invests in underlying funds, and the Fund’s performance is directly related to the performance of the underlying funds held by it, the ability of the Fund to achieve its investment goal is directly related to the ability of the underlying funds to meet their investment goals. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying funds.

Portfolio Turnover The Investment Manager and/or the Sub-Advisors will sell a security or enter into or close out of a derivative position when they believe it is appropriate to do so, regardless of how long the Fund has held the instrument. These activities increase the Fund’s portfolio turnover and may increase the Fund’s transaction costs.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

The secondary index in the table below shows how the Fund’s performance compares to the ICE BofA US 3-Month Treasury Bill Index, which tracks the performance of short-term U.S. government securities with a remaining term to final maturity of less than three months.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	March 31, 2019	4.35%
Worst Quarter:	December 31, 2018	-4.55%
As of June 30, 2020, the Fund's year-to-date return was -2.00%.

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2019
	1 Year	5 Years	Since Inception 10/11/2013
Franklin K2 Alternative Strategies Fund - Class A
Return Before Taxes	1.27%	1.37%	2.56%
Return After Taxes on Distributions	1.06%	0.96%	2.17%
Return After Taxes on Distributions and Sale of Fund Shares	0.81%	0.93%	1.86%
Franklin K2 Alternative Strategies Fund - Class C	5.36%	1.77%	2.76%
Franklin K2 Alternative Strategies Fund - Class R	6.82%	2.17%	3.17%
Franklin K2 Alternative Strategies Fund - Class R6	7.49%	2.87%	3.83%
Franklin K2 Alternative Strategies Fund - Advisor Class	7.43%	2.77%	3.74%
HFRX Global Hedge Fund Index (index reflects no deduction for fees, expenses or taxes)	8.62%	1.19%	1.16%
ICE BofA US 3-Month Treasury Bill Index (index reflects no deduction for fees, expenses or taxes)	2.28%	1.07%	0.88%

No one index is representative of the Fund's portfolio.

The figures in the average annual total returns table above reflect the Class A maximum front-end sales charge of 5.50%. Prior to September 10, 2018, Class A shares were subject to a maximum front-end sales charge of 5.75%. If the prior maximum front-end sales charge of 5.75% was reflected, performance for Class A in the average annual total returns table would be lower.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

K2/D&S Management Co., L.L.C. (doing business as K2 Advisors)

Portfolio Managers

Brooks Ritchey Senior Managing Director, Co-Head of Investment Research & Management of K2 Advisors and portfolio manager of the Fund since 2014.

Robert Christian Senior Managing Director, Co-Head of Investment Research & Management of K2 Advisors and portfolio manager of the Fund since 2014.

Anthony Zanolla, CFA Senior Vice President/Portfolio Construction of K2 Advisors and portfolio manager of the Fund since 2018.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.